EXHIBIT 99.2

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the period April 23, 1997 (date of inception) through January 2, 1998 has been prepared to give effect to (i) the acquisitions of Relational Technologies, Inc., The Hackett Group, Inc. and Delphi Partners, Inc. on August 1, 1997, October 13, 1997 and November 12, 1997, respectively (the "1997 Acquisitions") (ii) the acquisition of Legacy Technology, Inc. ("Legacy") on May 20, 1998 (iii) the acquisition of Infinity Consulting Group, Inc. ("Infinity") on September 30, 1998, (iv) the Conversion (the "Conversion") into a total of 7,160,104 shares of Common Stock of all of the Company's outstanding shares of Class A Convertible Preferred Stock and Class B Convertible Preferred Stock concurrent with the Offering and (v) the sale of 3,324,500 Shares of Common Stock by the Company and the application of the net proceeds therefrom, as if such transactions had occurred as of April 23, 1997. The following Unaudited Pro Forma Consolidated Statement of Operations of the Company for the nine months ended October 2, 1998, gives effect to (i) the Legacy Acquisition, (ii) the Infinity Acquisition, (iii) the Conversion and (iv) the sale of 3,324,500 shares of Common Stock by the Company and the application of the net proceeds therefrom, as if such transactions had occurred as of April 23, 1997.

Under the terms of certain earn-out provisions contained in their respective purchase agreements, the sellers of The Hackett Group, Inc., Delphi Partners, Inc., Legacy Technology, Inc. and Infinity Consulting Group, Inc. may be entitled to additional consideration. In March 1998, the Company waived the earnout provisions in The Hackett Group, Inc.'s purchase agreement and recorded additional goodwill of $3.1 million. The maximum amount that can be earned by the sellers of Delphi Partners, Inc., Legacy Technology, Inc. and Infinity Consulting Group, Inc. which has not already been recorded in the Company's financial statements, is $2.5 million, $1.3 million and $1.6 million, respectively. The additional goodwill recorded by the Company in connection with the acquisition of The Hackett Group, Inc., combined with the maximum amount of additional goodwill which could be recorded by the Company in connection with the acquisition of Delphi Partners, Inc., Legacy Technology, Inc. and Infinity Consulting Group, Inc. would increase the Company's annual amortization expense by approximately $567,000.

The Unaudited Pro Forma Consolidated Financial Information is intended for informational purposes only and is not necessarily indicative of the results that would have occurred if the transactions had occurred on the dates indicated or which may be realized in the future. The Unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the historical financial statements of the companies acquired in connection with the 1997 Acquisitions, the Legacy and Infinity Acquisitions and the Company's Consolidated Financial Statements and the notes thereto included in the Form S-1 filed by the Company with the Securities and Exchange Commission or elsewhere in this Amendment No.1 to the Form 8-K.


                       ANSWERTHINK CONSULTING GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
    FOR THE PERIOD APRIL 23, 1997 (DATE OF INCEPTION) THROUGH JANUARY 2, 1998

                                             HISTORICAL                                              PRO FORMA
                     ----------------------------------------------------------- --------------------------------------------------
                          THE           1997          LEGACY        INFINITY                          LEGACY           INFINITY
                        COMPANY     ACQUISITIONS    ACQUISITION    ACQUISITION    ACQUISITION       ACQUISITION       ACQUISITION
                          (A)            (B)            (C)            (D)        ADJUSTMENTS       ADJUSTMENTS       ADJUSTMENTS
                     -------------- -------------- -------------- -------------- --------------    --------------    --------------
Net revenues         $ 14,848,172    $13,968,338    $5,197,329      $4,376,195      $     --          $      --       $      --
Costs and expenses:
   Project
     personnel and
     expenses          13,333,921      6,668,208     2,686,646       3,855,411            --                 --              --
   Selling, general
     and
     administrative     8,084,558      5,558,301      2,567,597        152,102        362,390  (E)      290,929  (E)    186,320  (E)
   Settlement costs     1,902,608             --             --             --             --                --              --
   In-process
     research and
     development
     technology         4,000,000             --             --             --             --                --              --
                     ------------    -----------     ----------     ----------      ---------         ---------       ---------
   Total costs and
     operating
     expenses          27,321,087     12,226,509      5,254,243      4,007,513        362,390           290,929         186,320
                     ------------    -----------     ----------     ----------      ---------         ---------       ---------
Income (loss) from
   operations         (12,472,915)     1,741,829        (56,914)       368,682       (362,390)         (290,929)       (186,320)
Other income
   (expense):
   Interest income
     (expense), net       382,463         28,437         (6,294)        12,188       (419,664) (F)     (176,588) (F)   (174,292) (F)
   Income tax
     benefit                   --             --          6,081             --             --                --              --
                     ------------    -----------     ----------     ----------      ---------         ---------       ---------
Net income (loss)(H) $(12,090,452)   $ 1,770,266     $  (57,127)    $  380,870      $(782,054)        $(467,517)      $(360,612)
                     ============    ===========     ==========     ==========      =========         =========       =========
Net loss per common
   share-basic and
   diluted           $      (1.91)
                     ------------
Weighted average
   common shares
   outstanding          6,342,319


                                        OFFERING          PRO FORMA
                        PRO FORMA      ADJUSTMENTS       AS ADJUSTED
                      --------------  --------------    --------------
Net revenues          $ 38,390,034        $     --      $ 38,390,034
Costs and expenses:
   Project
     personnel and
     expenses           26,544,186              --        26,544,186
   Selling, general
     and
     administrative     17,202,197              --        17,202,197
   Settlement costs      1,902,608              --         1,902,608
   In-process
     research and
     development
     technology          4,000,000              --         4,000,000
                      ------------        --------      ------------
   Total costs and
     operating
     expenses           49,648,991              --        49,648,991
                      ------------        --------      ------------
Income (loss) from
   operations          (11,258,957)             --       (11,258,957)
Other income
   (expense):
   Interest income
     (expense), net       (353,750)        886,099  (G)      532,349
   Income tax
     benefit                 6,081              --             6,081
                      ------------        --------      ------------
Net income (loss)(H)  $(11,606,626)       $886,099      $(10,720,527)
                      ============        ========      ============
Net loss per common
   share-basic and
   diluted            $      (0.79)                       $    (0.67)
                      ------------                      ------------
Weighted average
   common shares
   outstanding          14,782,917                        15,915,225  (I)

      See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

A. Represents the historical consolidated statement of operations of the Company for the period April 23, 1997 (date of inception) through January 2, 1998.

B. Represents the historical consolidated statement of operations of the 1997 Acquisitions from April 23, 1997 (date of inception) until such 1997 Acquisitions were completed by the Company.

C. Represents the historical statement of operations of Legacy Technology, Inc. from April 23, 1997 through January 2, 1998.

D. Represents the historical statement of operations of Infinity Consulting Group, Inc. ("Infinity") from April 23, 1997 through January 2, 1998.

E. Adjusts goodwill amortization expense to reflect the allocation of the purchase price for each of the 1997 Acquisitions, the Legacy Acquisition and the Infinity Acquisition beginning on April 23, 1997 using a 15-year life. On September 30, 1998, the Company acquired Infinity Consulting Group, Inc. for $2.7 million in cash, 186,000 shares of the Company's common stock valued at $3.4 million and contingent consideration up to a maximum of $1.6 million upon the achievement of certain pre-tax profit targets related to the performance of Infinity during the 12-month period ending August 31, 1999. The acquisitions resulted in total goodwill of approximately $21.6 million.

F. Adjustment to interest as if debt incurred in connection with the 1997 Acquisitions, the Legacy Acquisition and the Infinity Acquisition was outstanding for the period April 23, 1997 (date of inception) through January 2, 1998. Approximately $2.7 million of debt was assumed to be outstanding for the Infinity Acquisition. The interest rate on the debt is variable but was assumed to be approximately 8.5% for purposes of the pro forma adjustments.

G. Upon the closing of the Offering, the Company retired all outstanding debt except certain notes payable to shareholders totaling $4.1 million. Interest expense has been adjusted to reflect the use of a portion of the Offering proceeds to repay the outstanding debt. The debt that was repaid is comprised of $8.2 million outstanding under the Company's revolving credit facility with BankBoston, N.A., a $3.8 million promissory note payable to the sole stockholder of The Hackett Group, Inc. based on the achievement of earnings targets for 1997, a $2.8 million promissory note payable to the stockholders of Legacy Technology, Inc. and $2.7 million of debt assumed to be outstanding for the Infinity Acquisition.

H. No income tax provision or benefit is required due to the Company's current tax loss and the inability of the Company to currently use the benefits of its loss carryforward.

I. Pro forma loss per share has been calculated based upon 15,915,225 shares outstanding. This represents the sum of the total shares outstanding on a pro forma basis prior to the Offering (14,782,917 shares) and the number of shares required to be sold in the Offering (1,132,308 shares) to repay debt and amounts due to shareholders ($14.7 million).

                       ANSWERTHINK CONSULTING GROUP, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED OCTOBER 2, 1998

                                     HISTORICAL
                     --------------------------------------------   PRO FORMA        PRO FORMA
                          THE          LEGACY        INFINITY        LEGACY          INFINITY
                        COMPANY      ACQUISITION    ACQUISITION    ACQUISITION      ACQUISITION                        OFFERING
                          (A)            (B)            (C)        ADJUSTMENTS      ADJUSTMENTS        PRO FORMA      ADJUSTMENTS
                     -------------- -------------- -------------- --------------   --------------    --------------  --------------
Net revenues          $69,618,772     $2,029,137    $6,624,631       $     --         $      --      $ 78,272,540      $     --
Costs and expenses:
   Project
     personnel and
     expenses          41,635,490      1,330,571     4,573,637             --                --        47,539,698            --
   Selling, general
     and
     administrative    20,058,587        667,368       245,599         129,302  (D)     186,320  (D)   21,287,176            --
   Compensation
     related to
     vesting of
     restricted
     shares            40,843,400             --            --              --               --        40,843,400            --
                     ------------     ----------   -----------      ----------       ----------      ------------      --------
   Total costs and
     operating
     expenses         102,537,477      1,997,939     4,819,236         129,302          186,320       109,670,274            --
                     ------------     ----------   -----------      ----------       ----------      ------------      --------
Income (loss) from
   operations         (32,918,705)        31,198     1,805,395        (129,302)        (186,320)      (31,397,734)           --
Other income
   (expense):
   Interest income
     (expense), net      (294,407)        (2,020)       19,038         (71,567) (E)         --           (348,956)      672,239 (F)
                     ------------     ----------   -----------      ----------       ----------      ------------      --------
Net (loss) income(G) $(33,213,112)    $   29,178   $ 1,824,433      $ (200,869)      $ (186,320)     $(31,746,690)     $672,239
                     ============     ==========   ===========      ==========       ==========      ============      ========
Net loss per common
   share-basic and
   diluted             $    (1.93)                                                                   $       1.48
                     ------------                                                                    -------------       --------
Weighted average
   common shares
   outstanding         17,239,565                                                                      21,389,478


                        PRO FORMA
                           AS
                        ADJUSTED
                      --------------
Net revenues           $ 78,272,540
Costs and expenses:
   Project
     personnel and
     expenses            47,539,698
   Selling, general
     and
     administrative      21,287,176
   Compensation
     related to
     vesting of
     restricted
     shares              40,843,400
                       ------------
   Total costs and
     operating
     expenses           109,670,274
                       ------------
Income (loss) from
   operations           (31,397,734)
Other income
   (expense):
   Interest income
     (expense), net         323,283
                       ------------
Net (loss) income(G)   $(31,074,451)
                       ============
Net loss per common
   share-basic and
   diluted             $       1.41
                       ------------
Weighted average
   common shares
   outstanding           22,015,773 (H)

      See accompanying notes to Unaudited Pro Forma Consolidated Statement of Operations

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

A. Represents the historical consolidated statement of operations of the Company for the nine months ended October 2, 1998.

B. Represents the historical statement of operations of Legacy Technology, Inc. from January 1, 1998 through May 20, 1998.

C. Represents the historical statement of operations of Infinity Consulting Group, Inc. from January 1, 1998 through September 30, 1998.

D. Adjusts goodwill amortization expense to reflect the allocation of the purchase price for the Legacy Acquisition from January 1, 1998 through May 20, 1998 and for the Infinity Acquisition from January 1, 1998 through September 30, 1998 using a 15-year life.

E. Adjustment to interest expense as if debt incurred in connection with the Legacy Acquisition was outstanding from January 1, 1998 through May 20, 1998. The interest rate on the debt was assumed to be 8.5% for purposes of the pro forma adjustment.

F. Upon the closing of the Offering, the Company retired all outstanding debt except certain notes payable to shareholders totaling $4.1 million. Interest expense has been adjusted to reflect the use of a portion of the Offering proceeds to retire the debt.

G. No income tax provision or benefit is required due to the Company's current tax loss and the inability of the Company to currently use the benefits of its loss carryforward.

H. Pro forma loss per share has been calculated based upon 22,015,773 shares outstanding. This represents the sum of the total shares outstanding on a pro forma basis prior to the Offering (21,389,478 shares) and the weighted average effect of the number of shares required to be sold in the offering (626,295 shares) to repay debt and amounts due to shareholders ($14.7 million).